4Q 2024 Investor Overview

Forward Looking Statements The statements contained in this presentation that are not historical facts are forward-looking statements based on management’s current expectations and beliefs concerning future developments and their potential effects on Capital Bancorp, Inc. (the “Company” or “Capital”) including, without limitation, plans, strategies and goals, and statements about the Company’s expectations regarding revenue and asset growth, financial performance and profitability, loan and deposit growth, yields and returns, loan diversification and credit management, and shareholder value creation. These statements are often, but not always, made through the use of words or phrases such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “could,” “should,” “seeks,” "projects", "can", "ongoing", “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of those words or other comparable words. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. The inclusion of or reference to forward-looking information in this presentation should not be regarded as a representation by Capital or any other person that the future plans, estimates or expectations contemplated by the Company will be achieved. Any or all of the forward-looking statements in (or conveyed orally regarding) this presentation may turn out to be inaccurate. Accordingly, you are cautioned not to place undue reliance on forward-looking statements and that any such forward- looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the expected results expressed or implied by such forward-looking statements. While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements: changes in general economic, political, or industry conditions; geopolitical concerns, including the ongoing wars in Ukraine and in the Middle East; uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Board of Governors of the Federal Reserve System; inflation/deflation, interest rate, market, and monetary fluctuations; volatility and disruptions in global capital and credit markets; competitive pressures on product pricing and services; success, impact, and timing of our business strategies, including market acceptance of any new products or services; the impact of changes in financial services policies, laws, and regulations, including those concerning taxes, banking, securities, and insurance, and the application thereof by regulatory bodies; cybersecurity threats and the cost of defending against them, including the costs of compliance with potential legislation to combat cybersecurity at a state, national, or global level; climate change, including any enhanced regulatory, compliance, credit and reputational risks and costs; the expected cost savings, synergies and other financial benefits from the acquisition of IFHI or any other acquisition the Company has made or may make might not be realized within the expected time frames or at all; the effect of acquisitions we have made or may make, including, without limitation, the failure to achieve the expected revenue growth and/or expense savings from such acquisitions, and/or the failure to effectively integrate an acquisition target into our operations; and other factors that may affect our future results. Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of Capital after the date hereof. Certain of the information contained herein may be derived from information provided by industry sources. The Company believes that such information is accurate and that the sources from which it has been obtained are reliable. Capital cannot guarantee the accuracy of such information, however, and has not independently verified such information. While Capital is not aware of any misstatements regarding the industry data presented in this presentation, Capital's estimates involve risks and uncertainties and are subject to change based on various factors. Similarly, Capital believes that its internal research is reliable, even though such research has not been verified by independent sources. Non-U.S. GAAP Financial Measures This presentation may include certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. These non-GAAP financial measures should not be considered in isolation, and should be considered as additions to, and not substitutes for or superior to, measures of financial performance prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of the Company's non-GAAP financial measures as tools for comparison. If included in this presentation, see the Appendix to this presentation for a reconciliation of the non-GAAP financial measures used in (or conveyed orally during) this presentation to their most directly comparable GAAP financial measures. 2

Capital Bancorp, Inc. (NASDAQ-CBNK)

Financial Highlights

(in millions except per share data)

Balance Sheet		Dec. 31, 2024		Sep. 30, 2024	Annualized		Dec. 31, 2023	YoY
Assets	$	3,207	$	2,561	100.3%	$	2,226	44.1%
Portfolio Loans		2,630		2,108	95.5%		1,903	38.2%
Deposits		2,762		2,186	104.8%		1,896	45.7%
Quarterly Financial Performance		**Dec. 31, 2024**		**Sep. 30, 2024**	**QoQ**		**Dec. 31, 2023**	**YoY**
Tangible Book Value per Share(1)	$	18.77	$	20.13	(6.8)%	$	18.31	2.5%
Earnings per Share, Diluted	$	0.45	$	0.62	(27.4)%	$	0.65	(30.8)%
Earnings per Share, Diluted, as adjusted(1)	$	0.92	$	0.66	39.4%	$	0.65	41.5%
ROAA, annualized		0.96%		1.42%	-46 bps		1.63%	-67 bps
ROAA, annualized, as adjusted(1)		1.97%		1.51%	46 bps		1.63%	34 bps
ROAE, annualized		8.50%		12.59%	-409 bps		14.44%	-594 bps
ROAE, annualized, as adjusted(1)		17.46%		13.40%	406 bps		14.44%	302 bps
Core ROAE, annualized(1)		17.68%		13.40%	428 bps		14.44%	324 bps
ROATCE, annualized(1)		9.47%		12.59%	-312 bps		14.44%	-497 bps
Core ROATCE, annualized(1)		19.19%		13.40%	579 bps		14.44%	475 bps
Efficiency Ratio		66.70%		66.07%	63 bps		65.91%	79 bps
Efficiency Ratio, as adjusted(1)		59.29%		64.92%	-563 bps		65.91%	-662 bps
Net Interest Margin		5.87%		6.41%	-54 bps		6.40%	-53 bps
Net Interest Margin, as adjusted(1)(2)		4.05%		4.08%	-3 bps		3.92%	13 bps

Corporate Timeline

1999	2002	2011	2012	2017	2018	2020	2021	2022	2024
Founded as Harbor Capital National Bank	Recapitalized by investor group led by Stephen Ashman	Acquired three failed institutions including OpenSky®	CEO Ed Barry joined Capital Bank	Assets exceed $1 billion	Successful IPO and inclusion in R2000 OpenSky® accounts exceed 168,000	Originated $371 million SBA-PPP loans (2020 & 2021)	$40MM net income, dividend initiated, assets exceed $2 billion OpenSky® accounts exceed 700,000	Capital Bank reports record earnings	Capital Bank completes acquisition of Integrated Financial Holdings, Inc. ("IFHI")

CAPITAL BANCORP, INC.

(1) Refer to Appendix for reconciliation of non-GAAP measures.
(2) Excluding credit card loans

3

Pro Forma Business Model is Uniquely Diversified

CAPITAL BANCORP, INC.

Commercial Banking

$2.5B Portfolio Gross Loans, ex. OpenSky™ | **$2.3B** Deposits | **$32.7mm** Q4 '24 Revenue

- Focused on our core markets and filling out our national deposit vertical strategy
- High value-added services and targeted vertical expertise generates above-average risk-adjusted loan yields

Government Guaranty Lending (GGL)

- Nationwide GGL business with niche expertise in Solar and Renewable Energy
- Strong C&I pipeline with proven ability to originate $100+ million per year of loans

Capital Bank Home Loans

$90mm Q4 '24 Volume[1] | **$1.7mm** Q4 '24 Revenue

- Gain on sale margin and pipeline returning to normalized levels
- Expense management has reduced losses while maintaining robust origination capabilities
- Well-positioned for stabilization or decline in rates
- Natural hedge against asset sensitivity of the balance sheet

OpenSky™

$128mm Loans, net[2] | **$166mm** Deposits | **$19.2mm** Q4 '24 Revenue

- Nationwide, secured credit card to help under-banked customers (re)establish their credit with opportunities for graduation into unsecured credit
- Building capabilities to cross-sell products and services as card-holders progress on their customer journeys
- Extend unsecured to graduating customers and starting to build capabilities around a straight to unsecured product

Windsor Advantage

$2.5Bn Q4 '24 Servicing Portfolio | **$4.6mm** Q4 '24 Revenue[3]

- Loan service provider that offers community banks and credit unions with a comprehensive outsourced U.S. Small Business Association ("SBA") 7(a) and U.S. Department of Agriculture ("USDA") lending platform
- $2.5Bn servicing portfolio complements USDA / SBA gain on sale revenue within commercial bank
- Poised to benefit from steeper yield curve and higher industry-wide SBA volumes

Fully-Allocated Illustrative Net Income Contribution



FY 2023 4
Q4 2024 5
Commercial Bank
OpenSky™
Windsor Advantage
45%
55%
~55% Commercial
8%
23%
69%
~77% Commercial

Source: Company Documents.
Note: CBNK financial metrics as of December 31, 2024 unless otherwise stated. .
[1] Volume in FY 2021 was approximately $1.0 billion and volume in FY 2022 was approximately $300 million.
[2] Credit card loans are presented net of reserve for interest and fees.
[3] Includes $0.5 million of Capital Bank related servicing fees
[4] This illustration includes certain expenses previously recorded directly to the Commercial Bank segment, allocated to the other segments for 2023. Excludes $1.8 million loss in Capital Bank Home Loans, $1.4 of net income in Church Street Capital and $0.2mm of other income.
[5] Excludes $640k of net loss in Capital Bank Home Loans and $2.6mm of net loss allocated to Corporate. Excludes merger-related expenses, non-recurring IFH equity and debt investment write-down and IFH ACL provision.

CAPITAL BANCORP, INC. 4

Recently Completed Strategic Acquisition of IFHI

As of Merger Announcement on March 27, 2024

CAPITAL BANCORP, INC.

Transaction Overview and Strategic Rationale

Strategic Acquisition of IFH

- Capital Bancorp, Inc. (NASDAQ: CBNK) acquired Integrated Financial Holdings, Inc. (OTCQX:IFHI), a $518 million asset bank holding company at announcement of the transaction
- Announced aggregate purchase price of $66.5 million
  - 81% stock / 19% cash at announcement
- IFH is headquartered in Raleigh, North Carolina
- Branch-lite (single location) business model specializing in **C&I, Government Guaranteed Lending ("GGL") and** renewables loan origination and servicing on a nationwide basis
- High degree of fee income (48% of revenue[1]) and top-tier profitability track record (1.55% core ROAA[2])

~17%	~1.8 Yrs	20%+	~2 Yrs
2025E EPS Accretion	TBV per share Earnback (Years)	Return on Invested Capital[3]	EPS Pull-Forward (Years)[4]

Transaction Materially Accelerates CBNK's Strategic Plan Initiatives

CBNK Strategic Initiative	IFH
Growth in the commercial bank business line	☑
Growth in fee income	☑
Build domain expertise in new product / industry verticals	☑
Further shift in the loan mix toward C&I and growth in regional C&I lending capabilities	☑
Value accretive deployment of excess capital	☑

Source: S&P Global Market Intelligence; FactSet.
[1] Based on IFH 2023Y core revenue; excludes one-time, non-recurring items.
[2] Based on IFH 2023Y core net income based on reported net income of $11.2 million less $4.7 million in pre-tax adjustments, tax effected at 22.5%.
[3] Return on invested capital represents IFH fully-synergized net income divided by the sum of deal value at announcement plus after-tax transaction charges less excess capital at closing.
[4] Reflects the time it would have taken CBNK to achieve pro forma 2025 EPS on a standalone basis; based on median consensus estimates at announcement with a growth rate applied post-2025.

CAPITAL BANCORP, INC.

6

Merger Updates 7 Merger Closed October 1, 2024 ▪ On track to achieve the full run-rate level of ~$7mm in annual cost savings ▪ Executed on Day 1 cost savings and organizational changes ▪ Enacted required policy changes and Government Guaranteed lending committee ▪ Conducted CBNK cultural immersion sessions at all IFH locations, each attended by key CBNK executives ▪ Completed initial conversion data validation ▪ Validated view on revenue synergies and pro forma USDA volumes realizable utilizing our larger balance sheet ▪ Converted acquired bank and Windsor general ledgers Next Steps ▪ Core system conversion scheduled for late February 2022 ▪ Ongoing focus on transaction revenue synergies and the potential for higher USDA and renewables volume leveraging our larger balance sheet ▪ Ongoing vendor consolidation ▪ Execute on Windsor Advantage / Capital Bank lender service provider relationship to efficiently grow SBA and small-ticket C&I loans ▪ Utilize combined bank products to deepen client relationships and drive growth

Purchase Accounting Update

Asset Pre-tax Marks (Negative Mark is Dilutive to TBV)	Announcement Estimate	Current Estimate
Gross Loans – Non-PCD Credit Mark	$(2.7) million	$(4.1) million
Gross Loans – PCD Credit Mark	$(6.9) million	$(11.3) million
Gross Loans – Day 2 Non-PCD ACL	$(2.7) million	$(4.2) million
Loans – Interest Rate Mark	$(8.6) million	$(7.1) million
Securities – Accumulated Other Comprehensive Income	$(2.1) million	$(2.0) million
Fixed Assets Mark	$2.4 million	$3.6 million
Core Deposit Intangible	$3.4 million	$1.8 million
Trade Name Intangible	$2.1 million	$2.1 million
Customer List Intangible	$2.4 million	$12.2 million
Total Asset Marks	($12.7) million	($9.1) million

Liability Pre-Tax Marks (Negative Mark is Accretive to TBV)	Announcement Estimate	Current Estimate
Certificate of Deposits Mark	$0.3 million	$9.1 million
Mortgage Repurchase Reserve	$0.3 million	$0.3 million
SBA Repurchase Reserve	$2.6 million	$1.0 million
Total Liability Marks	$3.2 million	$10.4 million

- Total restructuring charge expected to be ~$12.3mm vs. ~$10.9mm pre-tax at announcement
- Increase in estimated value of customer list intangible reflects strong relationship value, profitability profile and growth within Windsor Advantage's SBA / USDA servicing client base
- Significant portion of increased PCD mark due to an increased mark on a specifically identified credit that had increased in exposure between announcement and close; This credit was not part of the core government guaranteed lending business that will be grown going forward; Long-term view on USDA lending credit quality continues to remain unchanged

CAPITAL BANCORP, INC.
8

Renewables Business Poised to Grow as Energy Transition Continues to Take Hold OperationsProject AssemblyDevelopment Project Lifecycle LTC Development Loans Formula based on mid and late-stage development assets Rate: Prime + 1.0% to 3.0% Variable, quarterly adjust Term: 24 months Loan to Cost: Up to 90% Solar Project Assembly Loan Formula based for projects that have reached NTP (“Notice to Proceed”) Rate: 1YR Treasury + 2.75% to 4.0% Variable, quarterly adjust Term: 12 months to 18 months Loan to Cost: Up to 95% USDA Guaranteed Term Loans Structured fully-amortizing USDA term loans. Up to 80% USDA Guarantee Rate: 5/7/10YR Treasury + 2.75% to 4.0% Reset at 5/7/10YR Term: 300 months Loan to Cost: Up to 75% Investors typically offer secondary market premiums for USDA guaranteed solar loans ✓ Longer loan terms relative to conventional lending products ✓ Minimal financial covenants with a focus on payment defaults ✓ Guaranteed lending products offer competitive pricing ✓ USDA programs require matching amortization and loan terms ✓ Up to 80% loan guarantee (US Government) ✓ Full discretion to sell the guaranteed portion of the loan into a liquid and lucrative secondary market at any time ✓ Increased loan sizes but only the unguaranteed portion of the loan is considered for legal lending purposes Borrower Lender Key Milestones Mechanical Completion Permission to Operation Commercial Operations Date Placed in Service Substantial Completion Final Completion Notice to Proceed U.S. Electricity Generation from Selected Fuels Billion kilowatt-hours 0 1,000 2,000 3,000 4,000 5,000 6,000 2005 2020 2035 2050 2022 History Projections Solar* Data source: U.S. Energy Information Administration, Annual Energy Outlook 2023 (AEO2023) *Includes utility-scale and end-use photovoltaic generation and excludes off-grid photovoltaics. **Includes petroleum, conventional hydroelectric power, geothermal, wood and other biomass, pumped storage, non-biogenic municipal waste in the electric power sector, refinery gas, still gas, batteries, chemicals, hydrogen, pitch, purchased steam, sulfur, and miscellaneous technologies. Wind Natural Gas Coal Nuclear Other**9% 18% 20% 39% 10% 5% 6% 11% 5% 22% 22% 33% Significant Market Opportunity Given Renewables Growth Benefits of USDA Loans Loan Products are Designed to Provide Efficient and Effective Capital Through Every Phase of the Renewable Energy Project Lifecycle 9

Financial Information

Net Interest Income and Net Interest Margin $19,073 $19,375 $20,623 $21,821 $27,394 $15,035 $14,921 $15,785 $15,625 $15,454 $715 $34,889 $35,008 $37,057 $38,354 $44,327 6.40% 6.24% 6.46% 6.41% 5.87% 3.92% 3.85% 4.00% 4.08% 4.05% 4Q23 1Q24 2Q24 3Q24 4Q24 Commercial Bank Other OpenSky Net Purchase Accounting Accretion Net Interest Margin Net Interest Margin, as Adjusted(1) $ i n t h o u s a n d s 11 (1) Refer to Appendix for reconciliation of non-GAAP measures. Note: Other includes CBHL and Corporate

Noninterest Income – Quarter to Date $3,996 $3,915 $4,368 $4,096 $3,743 $1,166 $1,352 $1,845 $1,811 $1,676 $773 $704 $677 $726 $4,547 $4,566 $(2,619) $5,936 $5,972 $6,890 $6,635 $11,913 14.5% 14.6% 15.7% 14.7% 24.7% 4Q23 1Q24 2Q24 3Q24 4Q24 OpenSky CBHL Commercial Bank (incl. GGL) Windsor Advantage Corporate Core Fee Revenue as a % of Total Core Revenue $ i n t h o u s a n d s 12 Note: The Corporate segment invests idle cash in revenue-producing assets including interest-bearing cash accounts, loan participations and other appropriate investments for the Company. - 4Q24 Corporate includes a $2.6mm non-recurring legacy IFH equity and debt investment write-down .

Noninterest Expense – Quarter to Date $11,638 $12,907 $13,272 $13,345 $16,513 $1,573 $1,613 $1,864 $1,791 $2,976 $1,930 $1,947 $1,769 $1,980 $2,150 $6,128 $6,761 $6,788 $6,930 $7,210 $1,433 $2,032 $2,072 $1,223 $1,032 $4,205 $3,515 $3,645 $3,936 $5,018 $712 $83 $520 $2,615 $26,907 $29,487 $29,493 $29,725 $37,514 65.91% 70.22% 66.92% 64.92% 59.29% 4Q23 1Q24 2Q24 3Q24 4Q24 Salaries and employee benefits Occupancy and equipment Professional fees Data processing Advertising Other expense Merger-related expenses $ i n t h o u s a n d s 13 Note: Other expense includes loan processing expense, outside service providers expense, regulatory expense, office expense and other operational losses Refer to Appendix for reconciliation of adjusted, non-GAAP measures.

Profitability 1.63% 1.15% 1.40% 1.42% 0.96% 1.24% 1.41% 1.51% 1.97% 4Q23 1Q24 2Q24 3Q24 4Q24 Return on Average Assets ROAA ROAA, as Adjusted 14 14.44% 10.19% 12.53% 12.59% 8.50% 11.03% 12.62% 13.40% 17.46% 4Q23 1Q24 2Q24 3Q24 4Q24 Return on Average Equity ROAE ROAE, as Adjusted 14.44% 10.19% 12.53% 12.59% 9.47% 11.03% 12.62% 13.40% 19.19% 4Q23 1Q24 2Q24 3Q24 4Q24 Return on Average Tangible Common Equity ROATCE ROATCE, as Adjusted $0.65 $0.47 $0.59 $0.62 $0.45 $0.51 $0.59 $0.66 $0.92 4Q23 1Q24 2Q24 3Q24 4Q24 Earnings Per Share, diluted EPS EPS, as Adjusted Note: Refer to Appendix for reconciliation of adjusted, non-GAAP measures.

Balance Sheet Composition Cash & Cash Equivalents 6% Portfolio Loans 82% AFS Securities Portfolio 7% Other Assets 5% Asset Composition Owner Occupied Commercial Real Estate 17% Non Owner- Occupied Commercial Real Estate 18% Residential Real Estate 26% Construction Real Estate 12%Other(1) 1% Credit Card 5% Commercial and Industrial 21% Portfolio Loan Composition 4Q24 Total Loans: $2.64B 4Q24 Total Assets: $3.21B Portfolio Loan Composition Changes • Gross loan growth in the quarter of $522.6 million includes $373.5 million from the acquisition of IFH, and $116.7 million from organic growth, or 21.2% annualized for 4Q24. • Commercial and industrial loans of $554.6 million, or 21.0% of total gross loans at December 31, 2024 increased $282.7 million from September 30, 2024. • Owner Occupied Commercial Real Estate Loans totaled $440.0 million. • Non-Owner Occupied Commercial Real Estate Loans totaled $471.3 million. • Average Portfolio Loans increased $539.3 million, or 26.3% (not annualized), from the third quarter 2024. • Average Portfolio loans-to-deposit ratio of 99.3%. 15 (1) Other is comprised of lender finance of $28.6 million, business equity lines of credit of $3.1 million, other consumer loans of $2.1 million and deferred origination fees, net of $7.1 million. Note: Portfolio loans are presented net of deferred fees and costs of $7.1 million. Credit Card loans are presented net of reserve for interest and fees. C&I + OO-CRE represents 38% of total Portfolio Loans

Composition of Deposits Noninterest-bearing 29% Money Markets 30% Customer Time Deposits 20% Brokered Time Deposits 12% Interest-bearing Demand 9% Savings <1% 4Q24 Total Deposits: $2.76B Deposit Composition and Costs • Deposits growth of $575.7 million, includes $459.0 million from the acquisition of IFH, and $149.1 million from organic growth, or 28.2% annualized for 4Q24. • Average deposits increased $520.7 million, or 24.9% (not annualized), from the third quarter 2024. • Interest bearing deposit costs decreased 46bps to 3.46% from 3.92% in the prior quarter and total deposit costs decreased 14bps to 2.50% from 2.64% in the prior quarter. • Transaction accounts (noninterest-bearing and interest-bearing demand) represent 38% of overall deposit funding at Dec. 31, 2024. 16 (1) Annualized As of For the Three Months Ended (in thousands) December 31, 2024 December 31, 2024 Deposits: Spot Balance Average Balance Average Rate(1) Noninterest-bearing $ 810,928 $ 729,907 0.00% Interest-bearing demand 238,881 257,446 0.59% Savings 13,488 13,497 0.48% Money markets 816,708 763,526 3.72% Time deposits 881,934 847,618 4.13% Total deposits $ 2,761,939 $2,611,994 2.50%

High Quality, Low Risk Investment Portfolio U.S. Treasuries 57% Municipal 4% Corporate 2% Asset-backed 2% Mortgage-backed 35% 4Q24 Investment Securities: $224MM Investment Securities Portfolio • Classified as available for sale with a fair market value of $224 million, or 7% of total assets, with an effective duration of 3.0 years. • U.S. Treasuries represent 57% of the overall investment portfolio. • The accumulated other comprehensive loss on the investment securities portfolio of $11.5 million represents 3.2% of total stockholders’ equity and $0.69 of TBVPS. • The Company does not have a held to maturity investment securities portfolio. 17

$596 $76 $131 $205 $1,008 December 31, 2024 Cash and Cash Equivalents Unpledged Investment Securities Unsecured LOC with Other Banks Collateralized LOC Liquidity $ i n m ill io n s 18 Sources of Liquidity at December 31, 2024: • $596 million of collateralized lines of credit include: • $486 million of available borrowing capacity from the FHLB. • $110 million of available borrowing capacity from the Federal Reserve Bank of Richmond’s discount window. • Available lines of credit with other correspondent banks totaled $76 million. • Unpledged investment securities available as collateral for potential additional borrowings totaled $131 million. $803mm

Loan Yield and Deposit Rate Trends (including net purchase accounting adjustments) 9.59% 9.58% 9.72% 9.66% 8.96% 6.89% 6.96% 7.04% 7.15% 6.98% 3.70% 3.91% 3.87% 3.92% 3.46% 2.47% 2.64% 2.61% 2.64% 2.50% 4Q23 1Q24 2Q24 3Q24 4Q24 Loan Yield Loan Yield, adjusted(1) Interest Bearing Deposits Rate Total Cost of Deposits 19 (1) Excluding credit card loans

Credit Metrics 0.72% 0.62% 0.58% 0.60% 0.94% 4Q23 1Q24 2Q24 3Q24 4Q24 Non-performing Assets / Total Assets 20 0.53% 0.41% 0.39% 0.51% 0.37% 4Q23 1Q24 2Q24 3Q24 4Q24 Annualized Net Charge-Offs / Average Portfolio Loans(1) 0.84% 0.73% 0.70% 0.73% 1.15% 4Q23 1Q24 2Q24 3Q24 4Q24 Non-performing Loans / Total Portfolio Loans(1) 1.50% 1.49% 1.53% 1.51% 1.85% 4Q23 1Q24 2Q24 3Q24 4Q24 Allowance for Credit Losses / Total Portfolio Loans(1) (1) Refer to Appendix for reconciliation of non-GAAP measures.

Robust Capital Ratios 13.56% 13.10% 13.25% 12.50% 11.56% 4Q23 1Q24 2Q24 3Q24 4Q24 Tier 1 Risk Based Capital Ratio Tier 1 Risk Based Capital Ratio 8.0% Well Capitalized Threshold 21 11.45% 11.16% 10.98% 10.94% 11.07% 9.91% 9.66% 9.53% 9.12% 9.31% 4Q23 1Q24 2Q24 3Q24 4Q24 Tangible Common Equity Holding Company Tangible Common Equity Capital Bank Tangible Common Equity Note: Ratios presented are for Capital Bank unless otherwise noted 14.81% 14.36% 14.51% 13.76% 12.82% 4Q23 1Q24 2Q24 3Q24 4Q24 Total Risk Based Capital Ratio Total Risk Based Capital Ratio 10.0% Well Capitalized Threshold 10.51% 10.29% 10.36% 9.84% 9.12% 4Q23 1Q24 2Q24 3Q24 4Q24 Tier 1 Leverage Ratio Tier 1 Leverage Ratio 5.0% Well Capitalized Threshold

Share Appreciation Outperforms Industry Source: S&P Global Market Intelligence; FactSet. Note: Market data as of 1/23/2025. 1 CBNK IPO price of $12.50 used as starting price for price change calculation. 2 Select banks with assets between $1.5 billion and $5.0 billion in the Mid-Atlantic (North of Richmond) and New England Region. (ACNB, BCBP, BPRN, BWFG, FRBA, FRST, FVCB, HNVR, JMSB, MNSB, MRBK, MVBF, NBN, PKBK, PVBC, UNTY). 22 Share Price Change Since CBNK IPO on 9/26/20181TBVPS + Dividend Growth Since 2018Q3 80%+ Outperformance vs. both groups 120%+ Outperformance vs. both groups

Dominic Canuso Chief Financial Officer (301) 468-8848 x1403 Ed Barry Chief Executive Officer (240) 283-1912 NASDAQ: CBNK

Non-U.S. GAAP Financial Measures

Tangible Book Value Per Share (in thousands, except per share amount) December 31, 2024 September 30, 2024 December 31, 2023 Total Stockholders' Equity 355,139$ 280,111$ 254,860$ Less: Preferred equity - - - Less: Intangible assets 42,454 - - Tangible Common Equity 312,685$ 280,111$ 254,860$ Period End Shares Outstanding 16,662,405 13,917,891 13,922,532 Tangible Book Value Per Share 18.77$ 20.13$ 18.31$ Net Interest Margin, as Adjusted (1) (in thousands) December 31, 2024 September 30, 2024 December 31, 2023 Net Interest Income 44,327$ 38,354$ 34,889$ Less: Credit card loan income 15,022 15,137 14,677 Net Interest Income, as Adjusted 29,305$ 23,217$ 20,212$ Average Interest Earning Assets 3,003,081 2,380,946 2,162,459 Less: Average credit card loans 120,993 119,458 114,551 Total Average Interest Earning Assets, as Adjusted 2,882,088$ 2,261,488$ 2,047,908$ Net Interest Margin, as Adjusted (1) 4.05% 4.08% 3.92% (1) Annualized Quarters Ended Quarters Ended Reconciliation of Non-GAAP Information 25

Net Charge-offs to Average Portfolio Loans (1) (in thousands) December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2023 Total Net Charge-offs 2,427$ 2,655$ 1,935$ 1,987$ 2,477$ Total Average Portfolio Loans 2,592,960 2,053,619 1,992,630 1,927,372 1,863,298 Net Charge-offs to Average Portfolio Loans (1) 0.37% 0.51% 0.39% 0.41% 0.53% Nonperforming Loans to Total Portfolio Loans (in thousands) December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2023 Total Nonperforming Loans 30,241$ 15,460$ 14,053$ 14,361$ 16,042$ Total Portfolio Loans 2,630,163 2,107,522 2,021,588 1,964,525 1,903,288 Nonperforming Loans to Total Portfolio Loans 1.15% 0.73% 0.70% 0.73% 0.84% Allowance for Credit Losses to Total Portfolio Loans (in thousands) December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2023 Allowance for Credit Losses 48,652$ 31,925$ 30,832$ 29,350$ 28,610$ Total Portfolio Loans 2,630,163 2,107,522 2,021,588 1,964,525 1,903,288 Nonperforming Loans to Total Portfolio Loans 1.85% 1.51% 1.53% 1.49% 1.50% (1) Annualized Quarters Ended Quarters Ended Quarters Ended Reconciliation of Non-GAAP Information 26

Reconciliation of Non-GAAP Information

Earnings Metrics, as Adjusted	Quarters Ended				
(in thousands, except per share data)	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
Net Income	$ 7,533	$ 8,672	$ 8,205	$ 6,562	$ 9,030
Add: Merger-Related Expenses, net of tax	2,151	557	62	538	-
Add: Non-recurring equity and debt investment write-down	2,620	-	-	-	-
Add: IFH ACL Provision, net of tax	3,169	-	-	-	-
Net Income, as Adjusted	$ 15,473	$ 9,229	$ 8,267	$ 7,100	$ 9,030
Weighted average common shares - Diluted	16,729	13,951	13,895	13,919	13,989
Earnings per share - Diluted	$ 0.45	$ 0.62	$ 0.59	$ 0.47	$ 0.65
Earnings per share - Diluted, as Adjusted	$ 0.92	$ 0.66	$ 0.59	$ 0.51	$ 0.65
Average Assets	$ 3,120,107	$ 2,437,870	$ 2,353,868	$ 2,299,234	$ 2,202,479
Return on Average Assets (1)	0.96%	1.42%	1.40%	1.15%	1.63%
Return on Average Assets, as Adjusted (1)	1.97%	1.51%	1.41%	1.24%	1.63%
Average Equity	$ 352,537	$ 274,087	$ 263,425	$ 258,892	$ 248,035
Return on Average Equity (1)	8.50%	12.59%	12.53%	10.19%	14.44%
Return on Average Equity, as Adjusted (1)	17.46%	13.40%	12.62%	11.03%	14.44%
Net Interest Income (a)	$ 44,327	$ 38,354	$ 37,057	$ 35,008	$ 34,889
Noninterest Income	11,913	6,635	6,890	5,972	5,936
Total Revenue	$ 56,240	$ 44,989	$ 43,947	$ 40,980	$ 40,825
Noninterest Expense	37,514	29,725	29,493	29,487	26,907
Efficiency Ratio (2)	66.70%	66.07%	67.11%	71.95%	65.91%
Noninterest Income	$ 11,913	$ 6,635	$ 6,890	$ 5,972	$ 5,936
Add: Non-recurring equity and debt investment write-down	2,620	-	-	-	-
Noninterest Income, as Adjusted (b)	$ 14,533	$ 6,635	$ 6,890	$ 5,972	$ 5,936
Total Revenue, as Adjusted (a) + (b)	$ 58,860	$ 44,989	$ 43,947	$ 40,980	$ 40,825
Noninterest Expense	$ 37,514	$ 29,725	$ 29,493	$ 29,487	$ 26,907
Less: Merger-Related Expenses	2,615	520	83	712	-
Noninterest Expense, as Adjusted	$ 34,899	$ 29,205	$ 29,410	$ 28,775	$ 26,907
Efficiency Ratio, as Adjusted (2)	59.29%	64.92%	66.92%	70.22%	65.91%

(1) Annualized

(2) The efficiency ratio is calculated by dividing noninterest expense by total revenue (net interest income plus noninterest income).

CAPITAL BANCORP, INC.

27

Reconciliation of Non-GAAP Information 28 Return on Average Tangible Common Equity (in thousands) December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2023 Net Income 7,533$ 8,672$ 8,205$ 6,562$ 9,030$ Add: Intangible Amortization, net of tax 198 - - - - Net Tangible Income 7,731$ 8,672$ 8,205$ 6,562$ 9,030$ Average Equity 352,537 274,087 263,425 258,892 248,035 Less: Average Intangible Assets 27,653 - - - - Net Average Tangible Common Equity 324,884$ 274,087$ 263,425$ 258,892$ 248,035$ Return on Average Equity 8.50% 12.59% 12.53% 10.19% 14.44% Return on Average Tangible Common Equity 9.47% 12.59% 12.53% 10.19% 14.44% Core Return on Average Tangible Common Equity (in thousands) December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2023 Net Income, as Adjusted 15,473$ 9,229$ 8,267$ 7,100$ 9,030$ Add: Intangible Amortization, net of tax 198 - - - - Net Tangible Income, as Adjusted 15,671$ 9,229$ 8,267$ 7,100$ 9,030$ Core Return on Average Equity, as Adjusted 17.68% 13.40% 12.62% 11.03% 14.44% Core Return on Average Tangible Common Equity, as Adjusted 19.19% 13.40% 12.62% 11.03% 14.44% Quarters Ended Quarters Ended